UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 8, 2020

United States Steel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16811	25-1897152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant Street,
Pittsburgh, PA 15219-2800
(Address of Principal Executive Offices, and Zip Code)

(412) 433-1121
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	X	New York Stock Exchange
Common Stock	X	Chicago Stock Exchange

Item 7.01. Regulation FD Disclosure.

On December 8, 2020, United States Steel Corporation (the “Corporation”) announced that U.S. Steel Holdco LLC (the “Purchaser”), its wholly-owned subsidiary, notified Big River Steel Holdings LLC (together with its affiliates, “BRS”) of Purchaser’s decision to exercise its right to acquire the remaining ownership interest in BRS (the “Call Exercise”). A copy of the press release related to the Call Exercise is furnished as Exhibit 99.1 hereto.

On December 8, 2020, the Corporation posted to its website a presentation related to the Call Exercise. The presentation will be used in connection with the conference call the Corporation will hold on December 8, 2020 at 8:00 am Eastern time.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release and presentation are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release and presentation are furnished with this current report on Form 8-K as Exhibits 99.1 and 99.2.

Item 9.01    Financial Statements and Exhibits

9.01(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 8, 2020

99.2	Investor Presentation, dated December 8, 2020

104	The cover page interactive data file from this Current report on Form 8-K is embedded within the Inline XBRL document exhibit 101.

This Current Report on Form 8-K contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future; the consummation of the Big River Steel acquisition (the “Transaction”); potential capital and operational cash improvements; the Corporation's plans, objectives, expectations and intentions; the financial condition, results of operations and business of the combined company; the combined company’s products and potential; the Corporation's ability to obtain financing for other strategic projects; and the anticipated timing of closing of the Transaction; and statements expressing general views about future results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Corporation's beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Corporation’s control. It is possible that the actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Corporation historical experience and our present expectations or projections. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the Transaction in the anticipated timeframe or at all and the possibility that the Transaction does not close; risks related to the ability to realize the anticipated benefits of the Transaction, including the possibility that the expected benefits, synergies and cost savings from the proposed Transaction or the capital and operational cash improvements will not be realized or will not be realized within the expected time period; risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals) and the risk that the businesses will not be integrated successfully following acquisition; disruption from the Transaction making it more difficult to maintain business and operational relationships; negative effects of the announcement or the consummation of the proposed Transaction on the market price of the Corporation’s common stock; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the Transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, the Corporation cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review the Corporation’s Annual Report on Form10-K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Manpreet S. Grewal
Manpreet S. Grewal
Vice President & Controller

Dated: December 8, 2020